Exhibit 10.1

                                    AGREEMENT

     This AGREEMENT (the "Agreement") is effective as of December 1, 1997 by and between American Eco Corporation, an Ontario, Canada corporation whose principal executive offices are in Houston, Texas (the "Company"), and Windrush Corporation, an Ontario Company, whose principal office is 18444 Centreville Creek Road, Caledon East, Ontario, Canada LON IEO. (the "Consultant").

                                 R E C I T A L S

     The Consultant has directed its President, ("the Management Designee") to serve as Vice-Chairman and/or President & CEO of the Company, since the initial engagement of the Consultant in January of 1992.

     The Board of Directors of the Company has determined that it is in the best interests of the Company to retain the Consultant & its Management Designee's services and to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Consultant & its Management Designee, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company or the assertion of claims and actions against employees.

     Both the Company and the Consultant & its Management Designee recognize the increased risk of litigation and other claims being asserted against officers and directors of companies in today's environment.

     The Bylaws of the Company require the Company to indemnify its directors and officers to the full extent permitted by law.

     Costs, limits in coverage and availability of director's and officer's liability insurance policies and developments in the application, amendment and enforcement of statutory and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors and officers and have increased the difficulty of attracting and retaining qualified persons to serve as directors and officers.

     In recognition of the Consultant & its Management Designee's need for substantial protection against personal liability to enhance and induce the Consultant & its Management Designee's continued service to the Company in an effective manner and the Consultant & its Management Designee's reliance on the Bylaws, and in part to provide the Consultant & its Management Designee with specific contractual assurance that the protection promised by the Bylaws will be available to the Consultant & its Management Designee (regardless of, among other things, any amendment to or revocation of the Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the continuing Engagement of the Consultant & its Management Designee and the

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indemnification  of, and the  advancing  of expenses  to, the  Consultant  & its
Management Designee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of the Consultant & its Management Designee under the Company's directors' and officers' liability insurance policies.

     The Company wishes to assure itself of the services of the Consultant & its Management Designee for the period provided in this Agreement and the Consultant & its Management Designee wishes to serve in the Company on the terms and conditions hereinafter provided.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Consultant & its Management Designee hereby agree as follows:

                                    ARTICLE 1

                                   Engagement

     1.1 Engagement. The Company hereby employs the Consultant & its Management Designee and the Consultant & its Management Designee hereby accepts Engagement by the Company for the period and upon the terms and conditions contained in this Agreement.

     1.2 Office and Duties.

          (a) Position. The Consultant & its Management Designee shall direct its President to serve the Company as Vice Chairman, with authority, duties and responsibilities not less than the Consultant & its Management Designee has on the date of this Agreement, with his actions at all times subject to the direction of the Board of Directors of the Company.

          (b) Commitment. Throughout the term of this Agreement, the Consultant & its Management Designee shall faithfully and diligently further the business and interests of the Company. Subject to the foregoing, the Consultant & its Management Designee may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations that are disclosed to the Board of Directors and that will not materially affect the performance of the Consultant & its Management Designee's duties pursuant to this Agreement.

     1.3 Term. The term of this Agreement shall commence on December 1, 1997 and shall end on the fifth anniversary of the date on which the Board of Directors of the Company notifies the Consultant & its Management Designee that the Board of Directors has determined to discontinue the automatic daily extension of this Agreement (the period of time between the commencement and the end of this Agreement is referred to herein as the Term).

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     1.4 Compensation.

          (a) Base Fee. The Company shall pay the Consultant & its Management Designee as compensation an aggregate fee (the "Base Fee") of USD$9,000 per month plus applicable taxes during the Term, or such greater amount as shall be approved by the Compensation Committee of the Company's Board of Directors. The Compensation Committee shall review any increases in the Consultant & its Management Designee's Base Fee at least annually.

          (b) Additional Compensation. Each year during the Term, the Consultant & its Management Designee shall be eligible to receive additional fees as negotiated on a project-by-project basis for acquisitions and financings.

          (c) Stock Options. The Consultant or its Management Designee shall be eligible to receive grants of stock options pursuant to the Company's Stock Option Plan, as amended May 7, 1997, and as amended hereafter, in amounts (if any) and on terms and conditions to be determined by the Compensation Committee of the Company's Board of Directors.

          (d) Payment and Reimbursement of Expenses. During the Term, the Company shall pay or reimburse the Consultant or its Management Designee for all reasonable travel and other expenses incurred by the Consultant or its Management Designee in performing their obligations under this Agreement in accordance with the policies and procedures of the Company for its senior executive officers, provided that the Consultant or its Management Designee properly accounts therefor in accordance with the regular policies of the Company.

          (e) Vacations. During the Term and in accordance with the regular policies of the Company, the Consultant's Management Designee shall be entitled to the number of paid vacation days in each calendar year determined by the Company from time to time for its senior executive officers, but not less than four weeks in any calendar year.

          (e) Benefits Not in Lieu of Compensation. No benefit or perquisite provided to the Consultant or its Management Designee shall be deemed to be in lieu of Base Fee, Additional Compensation, or other compensation.

     1.5 Termination.

          (a) Disability. The Company may terminate this Agreement for Disability. Disability shall exist if because of ill health or physical or mental disability, and notwithstanding reasonable accommodations made by the Company, the Consultant's Management Designee shall have been unable, unwilling or shall have failed to perform his duties under this Agreement, as determined in good faith by the Compensation Committee of the Company's Board of Directors, for a period of 180 consecutive days, or if, in any 12-month period, the Consultant's Management Designee shall have been unable or unwilling or shall have failed to perform his duties for a period of 270 days, irrespective of whether or not such days are consecutive.

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          (b) Cause.  The Company may terminate the  Consultant & its Management
     Designee's   Engagement  for  Cause.   Termination  for  Cause  shall  mean
     termination because of the Consultant or its Management Designee's (i) willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation, (ii) final, nonappealable conviction of a felony involving moral turpitude, or
     (iii)  material  breach of any provision of this  Agreement.  Items (i) and
     (iii) of this subsection shall not constitute Cause unless the Company notifies the Consultant & its Management Designee thereof in writing, specifying in reasonable detail the basis therefor and stating that it is grounds for Cause, and unless the Consultant & its Management Designee fails to cure such matter within 60 days after such notice is sent or given under this Agreement. The Consultant & its Management Designee shall be permitted a response and defense before the Board of Directors within a reasonable time after written notification of any proposed termination for Cause under item (i) or (iii) of this subsection.

          (c) Without Cause. During the Term, the Company may terminate the Consultant & its Management Designee's Engagement Without Cause, subject to the provisions of subsection 1.6(d) (Termination Without Cause or for Company Breach). Termination Without Cause shall mean termination of the Consultant & its Management Designee's Engagement by the Company other than termination for Cause or for Disability.

          (d) Company Breach. The Consultant & its Management Designee may terminate their Engagement hereunder for Company Breach. For purposes of this Agreement, Company Breach shall mean:

               (i) without the express written consent Consultant & its Management Designee, any material reduction in the authority, duties and responsibilities that the Consultant or its Management Designee has on the date of this Agreement, or the assignment to the Consultant's Management Designee of any duties inconsistent with his positions, duties, responsibilities and status with the Company, or a change in his reporting responsibilities, titles or offices, or any removal of the Consultant's Management Designee from or any failure to re-elect Consultant & its Management Designee to any of such positions, except in connection with the termination of his Engagement for Cause, Disability or retirement or as a result of the death of the Consultant's Management Designee, or by the Consultant & its Management Designee other than for Company Breach or Change in Control;

               (ii) a reduction in the Consultant & its Management Designee's Base Fee as in effect on the date of this Agreement or as the same may be increased from time to time;

               (iii) a relocation of the Company's principal corporate executive offices to any other than Toronto, Ontario requiring the Consultant or its Management Designee to be based anywhere other than Toronto, Ontario, Canada, except for required travel on the Company's business to an extent substantially

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          consistent with Consultant's  Management  Designee's  present business travel obligations, or, in the event the Consultant & its Management Designee consents to any relocation, the failure by the Company (a) to retain a real estate broker, at the Company's expense, and otherwise assist the Consultant & its Management Designee in selling the Consultant's & its Management Designee's principal residence, (b) to pay (or reimburse the Consultant & its Management Designee) for all reasonable moving expenses incurred by them relating to a change of in their principal residence in connection with such relocation and (c) to indemnify the Consultant & its Management Designee against any loss (defined as the difference between the actual sale price of such residence and the higher of (1) their aggregate investment in such residence or (2) the fair market value of such residence as determined by a real estate appraiser designated by the Consultant & its Management Designee and reasonably satisfactory to the Company) realized on the sale of the Consultant's & its Management Designee's principal residence in connection with any such change of residence;

          (iv) the failure by the Company to continue in effect any benefit or compensation plan (including but not limited to any stock option plan, pension plan, life insurance plan, health and accident plan or disability plan) in which the Consultant & its Management Designee is participating (or plans providing substantially similar benefits), the taking of any action by the Company which would adversely affect the Consultant & its Management Designee's participation in or materially reduce their benefits under any of such plans or deprive them of any material fringe benefit, or the failure by the Company to provide the Consultant & its Management Designee with the number of paid vacation days to which the Consultant's Management Designee is then entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date hereof;

          (v) any failure of the Company to obtain the assumption of, or the agreement to perform, this Agreement by any successor as contemplated in Section 4.13 (Binding Effect, Etc.) hereof; or

          (vi) any material breach of this Agreement by the Company;

     provided, however, that a material breach of this Agreement by the Company shall not constitute Company Breach unless the Consultant & its Management Designee notifies the Company in writing of the breach, specifying in reasonable detail the nature of the breach and stating that such breach is grounds for Company Breach, and unless the Company fails to cure such breach within 60 days after such notice is sent or given under this Agreement.

          (e) Change in Control. The Consultant & its Management Designee may terminate their Engagement hereunder within 12 months of a Change in Control (defined below):

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          (i) "Change in Control" shall mean any of the following:

               (1) any consolidation, sale, or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

               (2)  any  sale,  lease,   exchange  or  other  transfer  (in  one
          transaction   or  a  series  of  related   transactions)   of  all  or
          substantially all of the assets of the Company;

               (3) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

               (4) the cessation of control (by virtue of their not constituting a majority of directors) of the Company's Board of Directors by the individuals (the "Continuing Directors" who, (x) at the date of this Agreement were directors or, (y) become directors after the date of this Agreement and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Agreement or whose election or nomination for election was previously so approved); or

               (5) the acquisition of beneficial  ownership  (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of an aggregate of 15% of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under such Act) who beneficially owned less than 10% of the voting power of the Company's outstanding voting securities on the date hereof, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 10% of the voting power of the Company's outstanding voting securities on the date hereof; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquiror is (w) the Consultant or its Management Designee, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors;


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               (6)  subject  to  applicable  law,  in a  Chapter  11  bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

          (f) Without Good Reason. During the Term, the Consultant & its Management Designee may terminate their Engagement Without Good Reason. Termination "Without Good Reason" shall mean termination of the Consultant & its Management Designee's Engagement by the Consultant & its Management Designee other than termination for Company Breach or as a result of a Change in Control.

          (g) Explanation of Termination of Engagement. Any party terminating this Agreement shall give prompt written notice ("Notice of Termination") to the other party hereto advising such other party of the termination of this Agreement. Within thirty (30) days after notification that the Agreement has been terminated, the terminating party shall deliver to the other party hereto a written explanation (the "Explanation of Termination of Engagement"), which shall state in reasonable detail the basis for such termination and shall indicate whether termination is being made for Cause, Without Cause or for Disability (if the Company has terminated the Agreement) or for Company Breach, upon a Change in Control or Without Good Reason (if the Consultant & its Management Designee has terminated the Agreement).

          (h) Date of Termination. "Date of Termination" shall mean the date on which Notice of Termination is sent or given under this Agreement.

     1.6 Compensation During Disability or Upon Termination.

          (a) During Disability. During any period that the Consultant & its Management Designee fails to perform their duties hereunder because of Disability, they shall continue to receive their full Base Fee and benefits pursuant to Section 1.4 (Compensation) until the Date of Termination.

          (b) Termination for Disability. If the Company shall terminate the Consultant & its Management Designee's Engagement for Disability, then the Company shall have no further obligation to make any payment under this Agreement which has not already become payable, but has not yet been paid, excepting that any stock options granted to the Consultant or its Management Designee, shall remain in force for a period of 12 months following such termination.

          (c) Termination for Cause or Without Good Reason. If the Company shall terminate the Consultant & its Management Designee's Engagement for Cause or if the Consultant & its Management Designee shall terminate their Engagement Without Good Reason, then the Company shall have no further obligation to make any payment under this Agreement which has not already become payable, but has not yet been paid, except as may otherwise be provided under the terms of any employee benefit programs in which the Consultant & its Management Designee is participating.

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          (d) Termination  Without Cause or for Company  Breach.  If the Company
     shall terminate the Consultant & its Management Designee's Engagement Without Cause or if the Consultant & its Management Designee shall terminate their Engagement for Company Breach, then the Company shall pay to the Consultant & its Management Designee, as severance pay in a lump sum no later than the 15th day following the Date of Termination, any payment of Base Fee (at the rate in effect as of the Date of Termination) but has not yet been paid, through the Date of Termination.

          If the Consultant & its Management Designee terminates his Engagement for Company Breach based upon a reduction by the Company of the Consultant's & its Management Designee's Base Fee, then for purposes of this Section 1.6(d) (Termination Without Cause or for Company Breach), the Consultant's & its Management Designee's Base Fee as of the Date of Termination shall be deemed to be the Consultant's & its Management Designee's Base Fee immediately prior to the reduction that the Consultant & its Management Designee claims as grounds for Company Breach.

          (e) Termination Upon a Change in Control. If the Consultant & its Management Designee terminates his Engagement after a Change in Control pursuant to Section 1.5(e) (Change in Control), then the Company shall pay to the Consultant & its Management Designee as severance pay and as liquidated damages (because actual damages are difficult to ascertain), in a lump sum, in cash, within 15 days after termination, an amount equal to the amounts provided in Sections 1.6(d) above. In addition, if the Consultant & its Management Designee is liable for the payment of any excise or GST taxes (the "Basic Excise Tax") because of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Revenue Canada regulations, or any successor or similar provisions, with respect to any payments or benefits received or to be received from the Company or its affiliates, or any successor to the Company or its affiliates, whether provided under this Agreement or otherwise, the Company shall pay the Consultant & its Management Designee an amount (the "Special Reimbursement") which, after payment by the Consultant & its Management Designee (or on the Consultant's & its Management Designee's behalf) of any federal, state, provincial, and local taxes applicable thereto, including, without limitation, any further excise tax under such Section 4999 of the Code, Revenue Canada regulations, on, with respect to or resulting from the Special Reimbursement, equal the net amount of the Basic Excise Tax. The determination of the amount of the payment described in this Section 1.6(e) shall be made by the Company's independent auditors.

          (f) No Mitigation. The Consultant & its Management Designee shall not be required to mitigate the amount of any payment provided for in this
     Section 1.6 (Compensation During Disability or Upon Termination) by seeking other Engagement's or otherwise.

     1.7 Death of Consultant's Management Designee. If the Consultant's Management Designee dies prior to the expiration of this Agreement, and the Company is unwilling to accept an alternative Management Designee of the Consultant's, the obligations under this Agreement shall automatically terminate and all compensation to which the Consultant's Management Designee is or

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would have been entitled hereunder  (including without limitation under Sections
1.4(a) (Base Fee), shall terminate as of the end of the month in which the Consultant & its Management Designee's death occurs; provided, however, that (i) the Company shall pay to the Consultant's Management Designee's estate, within 30 days, an amount equal to 6 times the monthly Base Fee; (ii) extend the benefits to the Consultant's Management Designee's estate pursuant to Section 1.4(c) hereof for a period of 12 months following such termination; and (iii) such reimbursement as may have been due to the Consultant & its Management Designee pursuant to Section 1.4(b) (Additional Compensation) hereof.


                                    ARTICLE 2

                       Non-Competition and Confidentiality

     2.1 Non-Competition.

          (a) Description of Proscribed Actions. Throughout the Consultant & its Management Designee's Engagement during the term of this Agreement and, unless the within Agreement is not mutually renewed at the end of its term, or unless the within Agreement terminates pursuant to Section 1.5(a) (Disability), Section 1.5(c) (Without Cause), Section 1.5(d) (Company Breach), or Section 1.5(c) (Change in Control), for a period of two (2) years after the termination of the Consultant & its Management Designee's
     Engagement, in consideration for the Company's obligations hereunder, including without limitation the Company's disclosure (pursuant to Section 2.2(b) (Obligation of The Company) below) of Confidential Information and the Company's agreement to indemnify the Consultant & its Management Designee (pursuant to Article 3 (Indemnification) hereof), the Consultant & its Management Designee shall not:

               (i) directly or indirectly, manage, operate, control or be employed by, or render services or advice to, any Competing Business
          (as defined in Section 2.1(d) below); provided, however, that the Consultant & its Management Designee may invest in the securities of any enterprise (but without otherwise participating in the activities of such enterprise) if (x) such securities are listed on any national or regional securities exchange of have been registered under Section 12(g) of the Securities Exchange Act of 1934 and (y) the Consultant & its Management Designee does not beneficially own (as defined Rule 13d-3 promulgated under the Securities Exchange Act of 1934) in excess of ten-percent 10% of the outstanding capital stock of such enterprise;

               (ii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, divert or take away any suppliers, customers or clients of the Company or any of its Affiliates (as defined in Section 2.1(e) below); or

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          (b) Judicial  Modification.  The Consultant & its Management  Designee
     agrees that if a court of competent Jurisdiction determines that the length of time or any other restriction, or portion thereof, set forth in this
     Section 2.1 (Non-Competition) is overly restrictive and unenforceable, the court may reduce or modify such restrictions to those which it deems reasonable and enforceable under the circumstances, and as so reduced or modified, the parties hereto agree that the restrictions of this Section
     2.1 (Non-Competition) shall remain in full force and effect. The Consultant & its Management Designee further agrees that if a court of competent
     jurisdiction   determines   that  any   provision   of  this   Section  2.1
     (Non-Competition) is invalid or against public policy, the remaining provisions of this Section 2.1 (Non-Competition) and the remainder of this Agreement shall not be affected thereby, and shall remain in full force and effect.

          (c) Nature of Restrictions. The Consultant & its Management Designee acknowledges that the business of the Company and its Affiliates is international in scope and that the Restrictions imposed by this Agreement are legitimate, reasonable and necessary to protect the Company's and its Affiliates' investment in their businesses and the goodwill thereof. The Consultant & its Management Designee acknowledges that the scope and duration of the restrictions contained herein are reasonable in light of the time that the Consultant & its Management Designee has been engaged in the business of the Company and its Affiliates, the Consultant & its Management Designee's reputation in the markets for the Company's and its Affiliates' businesses and the Consultant & its Management Designee's relationship with the suppliers, customers and clients of the Company and its Affiliates. The Consultant & its Management Designee further acknowledges that the restrictions contained herein are not burdensome to the Consultant & its Management Designee in light of the consideration paid therefor and the other opportunities that remain open to the Consultant & its Management Designee. Moreover, the Consultant & its Management Designee acknowledges that they have other means available to them for the pursuit of their livelihood.

          (d) Competing Business. "Competing Business" shall mean any individual, business, firm, company, partnership, joint venture, organization, or other entity engaged in industrial support services and specialty fabrication business in any domestic or international market area in which the Company or any of its Affiliates does business at any time during the Consultant & its Management Designee's Engagement with the Company. The Company hereby acknowledges and agrees that the Consultant's current Management Designee's responsibilities as Chairman & CEO of an industrial environmental services company does not conflict with the definition of a Competing Business.

          (d) Affiliate. When used with reference to the Company, "Affiliate" shall mean any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Company.

     2.2    Confidentiality.    For   the   purposes   of   this   Section   2.2
(Confidentiality), the term "the Company" shall be construed also to include any and all Affiliates of the Company.

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          (a) Confidential  Information.  "Confidential  Information" shall mean information that is used in the Company's business and

               (i) is proprietary to, about or created by the Company;

               (ii)  gives  the  Company   some   competitive   advantage,   the
          opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Company;

               (iii) is not typically disclosed to non-employees by the Company, or otherwise is treated as confidential by the Company; or

               (iv) is designated as Confidential Information by the Company or from all the relevant circumstances should reasonably be assumed by the Consultant & its Management Designee to be confidential to the Company.

     Confidential Information shall not include information publicly known (other than as a result of a disclosure by the Consultant & its Management Designee). The phrase "publicly known" shall mean readily accessible to the public in a written publication and shall not include information that is only available by a substantial searching of the published literature or information the substance of which must be pieced together from a number of different publications and sources, or by focused searches of literature guided by Confidential Information.

          (b) Obligation of The Company. During the Term, the Company shall provide access to, or furnish to, the Consultant & its Management Designee Confidential Information of the Company necessary to enable the Consultant & its Management Designee properly to perform his obligations under this Agreement.

          (c) Non-Disclosure. The Consultant & its Management Designee acknowledges, understands and agrees that all Confidential Information, whether developed by the Company or others or whether developed by the Consultant & its Management Designee while carrying out the terms and provisions of this Agreement (or previously while serving as an officer of the Company), shall be the exclusive and confidential property of the Company and (i) shall not be disclosed to any person other than employees of the Company and professionals engaged on behalf of the Company, and other than disclosure in the scope of the Company's business in accordance with the Company's policies for disclosing information, (ii) shall be safeguarded and kept from unintentional disclosure and (iii) shall not be used for the Consultant & its Management Designee's personal benefit. Subject to the terms of the preceding sentence, the Consultant & its
     Management   Designee   shall  not  use,  copy  or  transfer   Confidential
     Information other than ag is necessary in carrying out his duties under this Agreement.

     2.3  Injunctive  Relief.   Because  of  the  Consultant  &  its  Management
Designee's experience and reputation in the industries in which the Company operates, and because of the unique nature

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


of the Confidential Information, the Consultant & its Management Designee acknowledges, understands and agrees that the Company will suffer immediate and irreparable harm if the Consultant & its Management Designee falls to comply with any of his obligations under Article 2 (Non-Competition and Confidentiality) of this Agreement, and that monetary damages will be inadequate to compensate the Company for such breach. Accordingly, the Consultant & its Management Designee agrees that the Company shall, in addition to any other remedies available to it at law or in equity, be entitled to injunctive relief to enforce the terms of Article 2 (Non-Competition and Confidentiality), without the necessity of proving inadequacy of legal remedies or irreparable harm.

                                    ARTICLE 3

                                 Indemnification

     3.1 Basic Indemnification Arrangement.

          (a) Claims Arising from the Consultant's Management Designee's Position with the Company. In addition to any separate agreements between the Consultant & its Management Designee and the Company relating to indemnification, the Company will indemnify and hold harmless the Consultant & its Management Designee, to the fullest extent permitted by applicable law, in respect of any liability, damage, cost or expense (including reasonable counsel fees) incurred in connection with the defense of any claim, action, suit or proceeding to which he is a party, or threat thereof, by reason of his being or having been an officer or director of the Company or any subsidiary or affiliate of the Company, or his serving or having served at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, business organization, enterprise or other entity, including service with respect to employee benefit plans. Without limiting the generality of the foregoing, the Company will pay the expenses (including reasonable counsel fees) of defending any such claim, action, suit or proceeding in advance of its final disposition.

          (b) Contests of this Agreement. The Company agrees to pay promptly as incurred, to the full extent permitted by law, all legal fees and expenses which the Consultant & its Management Designee may reasonably incur as a result of any contest (regardless of the outcome thereof by the Company, the Consultant & its Management Designee or others of the validity or enforceability of, or liability under any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Consultant & its Management Designee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

          (c) Liability Insurance. During the Term, the Company agrees to continue on the Consultant's & its Management Designee's behalf, directors and officers insurance or any other indemnity policy presently carried on behalf of the Consultant & its Management

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


     Designee, and further agrees to supplement any such existing policy to cover all actions taken by the Consultant & its Management Designee in connection with their Engagement by the Company.

                                    ARTICLE 4

                                  Miscellaneous

     4.1 Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any Affiliate of the Company against the Consultant & its Management Designee, or its Management Designee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or any Affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

     4.2   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     4.3 Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any night, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     4.4 Consultant & its Management Designee's Sole Remedy. The Consultant & its Management Designee's sole remedy shall be against the Company for any claim, liability or obligation of any nature whatsoever arising out of or relating to this Agreement or an alleged breach of this Agreement or for any other claim arising out of the Consultant & its Management Designee's Engagement by the Company, their service to the Company, any indemnification obligation of the Company or the termination of the Consultant & its Management Designee's Engagement hereunder (collectively, "Consultant & its Management Designee Claims"). The Consultant & its Management Designee shall have no claim or right of any nature whatsoever against any of the Company's directors, former directors, officers, former officers, employees, former employees, stockholders, former stockholders, agents, former agents or the Independent Counsel in their individual capacities arising out of or relating to any Consultant & its Management Designee Claim. The Consultant & its Management Designee hereby releases and covenants not to sue any person other than the Company over any Consultant & its Management Designee Claim. The persons described in this
Section 4.4 (other than the Company and the Consultant & its Management Designee) shall be third-party beneficiaries of this Agreement for purposes of enforcing the terms of this Section 4.4

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



(Consultant & its Management Designee's Sole Remedy) against the Consultant & its Management Designee.

     4.5 Notices. All notices, requests, demands and other communications required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received when sent by telecopy (with a copy sent by mail) or when personally delivered or one business day after it is sent by overnight service, addressed as set forth below:

         If to the Consultant & its Management Designee:

         Windrush Corporation
         18444 Centreville Creek Road
         Caledon East, Ontario, Canada LON I EO Attn: J. C. Pennie, President

         If to the Company:

         American Eco Corporation
         Ste. 200, 154 University Avenue
         Toronto, Ontario, Canada M5H 3Y9
         Attn: President and CEO

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subsection for the giving of notice, which shall be effective only upon receipt.

     4.6 Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     4.7 Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained, which shall be deemed terminated effective immediately. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

     4.8 Headings; Index. The headings of paragraphs and Index of Defined Terms herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     4.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, without giving effect to principles of conflict of laws.

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


     4.10 Dispute Resolution. Subject to the Company's right to seek injunctive relief in court as provided in Section 2.3 (Injunctive Relief) of this Agreement and the Consultant & its Management Designee's right to such a judicial determination that the Consultant & its Management Designee should be indemnified by the Company (as provided in Section 3.1(b) (Conditions) of this Agreement), any dispute, controversy or claim arising out of or in relation to or connection with this Agreement, including without limitation any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any party may submit such dispute, controversy or claim, including a claim for indemnification under this Section 4.10 (Dispute Resolution), to arbitration.

          (a) Arbitrators. The arbitration shall be heard and determined by one arbitrator, who shall be impartial and who shall be selected by mutual agreement of the parties; provided, however, that if the dispute involves more than Cdn$1,000,000, then the arbitration shall be heard and determined by three (3) arbitrators. If three (3) arbitrators are necessary as provided above, then (i) each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration and (ii) the party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within thirty (30) days following the appointment of the last party-appointed arbitrator. All decisions and awards by the arbitration tribunal shall be made by majority vote.

          (b) Proceedings. Unless otherwise expressly agreed in writing by the parties to the arbitration proceedings:

               (i) The arbitration proceedings shall be held in Toronto, Canada, at a site chosen by mutual agreement of the parties, or if the parties cannot reach agreement on a location within thirty (30) days of the appointment of the last arbitrator, then at a site chosen by the arbitrators;

               (ii) The arbitrators shall be and remain at all times wholly independent and impartial;

               (iii)  The   arbitration   proceedings   shall  be  conducted  in
          accordance with the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time;

               (iv) Any procedural issues not determined under the arbitral rules selected pursuant to item (iii) above shall be determined by the law of the place of arbitration, other than those laws which would refer the matter to another jurisdiction;

               (v)  The  costs  of  the   arbitration   proceedings   (including
          attorneys' fees and costs) shall be borne in the manner determined by the arbitrators;

               (vi) The decision of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accounting presented to the arbitrators; made and promptly paid in United States dollars free of any deduction or offset; and any costs or fees incident to

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



          enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement;

               (vii) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in fall, at 6% per annum; and

               (viii) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     4.11  Survival.  The covenants  and  agreements of the parties set forth in
Article 2 (Non-Competition and Confidentiality), Article 3 (Indemnification) and
Article 4 (Miscellaneous) are of a continuing nature and shall survive the expiration, termination or cancellation of this Agreement, regardless of the reason therefor.

     4.12 No Duplication of Payments; Subrogation. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Consultant & its Management Designee to the extent the Consultant & its Management Designee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder. In the event the Consultant & its Management Designee actually receives payment (under any insurance policy, Bylaw or otherwise) of any amount with respect to which the Company has already indemnified or subsequently indemnifies the Consultant & its Management Designee, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Consultant & its Management Designee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     4.13 Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to the Consultant & its Management Designee, expressly to assume and agree to perform this Agreement in the same mariner and to the same extent that the Company would be required-to perform if no such succession had taken place. The indemnity provisions of this Agreement shall continue in effect regardless of whether the Consultant & its Management Designee continues to serve as an employee of the Company.

     4.14 Contribution. If the indemnity contained in this Agreement is unavailable or insufficient to hold the Consultant & its Management Designee harmless in a Claim for an Indemnifiable Event, then separate from and in addition to the indemnity provided elsewhere herein,

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



the Company shall contribute to Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the Consultant & its Management Designee in connection with such Claim in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company on the one hand and the Consultant & its Management Designee on the other in the acts, transactions or matters to which the Claim relates and other equitable considerations.

     4.15 This Agreement supersedes and rescinds any existing Engagement contracts now in effect between the Company and the Consultant & its Management Designee.

                                  * * * * * * *

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and Consultant & its Management Designee has signed this Agreement, all as of the day and year first above written.

                                        AMERICAN ECO CORPORATION


                               By:  /s/ Michael E. McGinnis
                                    -------------------------------------------
                                    Michael E. McGinnis, President & CEO


                                        WINDRUSH CORPORATION


                               By:  /s/ J.C. Pennie
                                    -------------------------------------------
                                    J.C. Pennie, President


                                   /s/ John C. Pennie
                                    -------------------------------------------
                               John C. Pennie, Consultant's Management Designee


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


                             Index of Defined Terms

         Term                                                          Section

         Affiliate                                                     2.1(e)

         Agreement                                                     Preamble

         Additional Compensation                                       1.4(b)

         Base Fee                                                      1.4(a)

         Cause                                                         1.5(b)

         Change in Control                                             1.5(e)

         Company                                                       Preamble

         Company Breach                                                1.5(d)

         Competing Business                                            2.1(d)

         Confidential Information                                      2.2(a)

         Date of Termination                                           1.5(h)

         Disability                                                    1.5(a)

         Consultant & its Management Designee                          Preamble

         Consultant & its Management Designee Claims                   4.4

         Explanation of Termination of Engagement                      1-5(g)

         Notice of Termination                                         1-5(g)

         Term                                                          1.3

         Without Cause                                                 1.5(c)

         Without Good Reason                                           1.5(f)


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